EXHIBIT 10.3

SERIES B AMENDMENT AND CONSENT AGREEMENT

This Series B Amendment and Consent Agreement, dated as of April 25, 2012 (this “Agreement”), is by and among RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER (collectively, and as identified on the signature pages hereto, the “Guarantors”) and those financial institutions party to the Credit Agreement (as defined below) as “Lenders” (collectively, the “Lenders”) as identified on the signature pages hereto (such Lenders constituting the Required Lenders under and as defined in the Credit Agreement). All capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Credit Agreement (as defined below), as amended hereby.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Series B Credit Agreement, dated as of April 1, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, on September 29, 2011, Borrower, and the Guarantors entered into a Stock Purchase Agreement with Monarch Casino and Resorts, Inc., a Nevada corporation, and its wholly-owned subsidiary Monarch Growth Inc., a Nevada corporation (collectively, the “Buyer”), pursuant to which the Buyer agreed to purchase all of the issued and outstanding shares of common stock of Riviera Black Hawk, Inc., a Colorado corporation, an indirect wholly-owned subsidiary of the Borrower and one of the Guarantors (the “Transaction”);

WHEREAS, the Borrower has requested that the Required Lenders grant certain consents, waivers and amendments under the Credit Agreement in connection with the consummation of the Transaction as provided herein.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                  Consents. The Required Lenders hereby acknowledge and agree that, effective as of the Amendment Effective Date (as defined below), the Transaction shall for all purposes under the Credit Documents or otherwise constitute a Facility Disposition permitted pursuant to Section 6.4(a)(ii) of the Credit Agreement, notwithstanding the fact that that the Transaction will not comply with the proviso at the end of Section 6.4(a) and that the Borrower will not apply the Net Cash Proceeds of the Transaction (the “Transaction Proceeds”) as required pursuant to Section 2.3(c) of the Credit Agreement (compliance with each such provision being waived by the Required Lenders pursuant hereto).

2.                  Waivers. As of the Amendment Effective Date, the Required Lenders hereby waive:

(a)                Any mandatory prepayment required pursuant to Section 2.3(c)(i) of the Credit Agreement as a result of the consummation of the Transaction; it being acknowledged and agreed by the Required Lenders hereunder that the Transaction Proceeds shall not constitute Excess Cash Flow under the Credit Agreement; and

(b)               The Defaults and Events of Default, if any, arising under Sections 7.1(a), (b) and (c) of the Credit Agreement in connection with the consummation of the Transaction (irrespective of whether any such Default or Event of Default shall arise prior to, on or after the date hereof).

3.                  No Other Amendments or Waivers. This Agreement, and the terms and provisions hereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly set forth herein, the Credit Agreement shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Agreement conflict with those of the Credit Agreement, the terms and provisions of this Agreement shall control. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver, or as an amendment, of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Credit Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Credit Agreement or other Credit Documents, and shall not operate as a consent or waiver to any further or other matter, under the Credit Documents.

4.                  Effectiveness. This Agreement shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions precedent are satisfied (or waived by the Required Lenders):

(a)                Execution of Agreement. Each Credit Party and the Required Lenders shall have duly executed and delivered this Agreement.

(b)               No Existing Defaults. After giving effect to this Agreement, no Default or Event of Default shall exist as of the Amendment Effective Date.

(c)                Payment of Costs and Expenses. The Borrower shall have paid all unpaid fees, costs and expenses to the extent then due and payable pursuant to Section 9.5 of the Credit Agreement and as otherwise agreed to by Borrower.

(d)               Representations and Warranties. The representations and warranties made or deemed made by the Credit Parties under this Agreement shall be true and correct as of the Amendment Effective Date.

(e)                Series A Amendment. The Administrative Agent shall have received a fully executed copy of that certain Series A Amendment and Consent Agreement, dated as of the date hereof, by and among the Credit Parties, the Required Lenders and the Required Revolving Lenders (for the purpose of this Section 5(e) only, as each such term is defined in the Series A Credit Agreement), and such amendment and consent agreement shall have become effective.

(f)                Officer’s Certificate. The Administrative Agent shall have received an officer’s certificate in the form attached hereto as Exhibit 1 executed by the Chief Executive Officer of the Borrower.

5.                  Representations and Warranties. To induce the Lenders to enter into this Agreement, each Credit Party hereby jointly and severally represents and warrants to the Lenders that:

(a)                The execution, delivery and performance by each Credit Party of this Agreement are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to any Credit Party, the certificate of incorporation, certificate of formation, by-laws, operating agreement or other applicable organizational documents of any Credit Party, any order, judgment or decree of any court or Governmental Authority, or any agreement, instrument or document, in each case, binding upon any Credit Party or any of its property;

(b)               Each of the Credit Agreement and the other Credit Documents are the legal, valid and binding obligations of each Credit Party and party thereto, enforceable against each Credit Party in accordance with their terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(c)                No approval, consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Credit Parties or with the validity or enforceability of this Agreement against the Credit Parties (in each case, other than those which have been obtained on or prior to the Amendment Effective Date).

(d)               This Agreement has been duly executed and delivered by such Credit Party;

(e)                After giving effect to this Agreement, no Default or Event of Default exists.

6.                  Affirmation of Guarantee. By executing this Agreement, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liabilities under the provisions of each Credit Document to which it is a party remain in full force and effect, and that the execution and delivery of this Agreement and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liabilities under Article X of the Credit Agreement or any of the other Credit Documents to which it is a party.

7.                  Miscellaneous.

(a)                Credit Document. This Agreement shall be a Credit Document for all purposes.

(b)               Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

(c)                Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under the laws of the State of New York, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(d)               Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Counterparts delivered by facsimile or other electronic transmission shall be deemed originals for all purposes.

(e)                Successors and Assigns. This Agreement shall be binding upon the Borrower, the Guarantors and the Lenders and their respective successors and permissible assigns, and shall inure to the sole benefit of the Borrower, the Guarantors and the Lenders and the successors and permissible assigns of such parties.

(f)                References. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “this Credit Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Agreement.

(g)               Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement and each of the Credit Documents, as amended hereby, shall remain in full force and effect.

(h)               Borrower Covenant. Promptly upon receipt, the Borrower hereby acknowledges and agrees to deposit the Transaction Proceeds less cash in the aggregate amount of $10,000,000 (such aggregate amount, the “Excluded Amount”) into a segregated deposit account (the “Segregated Account”) in the name of the Borrower and not to withdraw such portion of the Transaction Proceeds from such account or invest, expend or use such Transaction Proceeds in any manner without obtaining the prior written consent of the Required Lenders. Subject to the Intercreditor Agreement, the Borrower hereby agrees to use commercially reasonable efforts to enter into (as soon as reasonably practicable, but in no event later than 30 days, after the date hereof) a Deposit Account Control Agreement with the Administrative Agent (for the benefit of the Lenders) and the applicable deposit bank with respect to the Segregated Account. For the avoidance of doubt, the undersigned Lenders hereby acknowledge and agree that the Borrower shall be permitted to invest, expend or use the Excluded Amount as determined by the Borrower in its sole discretion.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first written above.

BORROWER:

RIVIERA HOLDINGS CORPORATION,

a Nevada corporation

By:       /s/ Andy Choy

Name: Andy Choy

Title: President and Chief Executive Officer

GUARANTORS:

RIVIERA OPERATING CORPORATION,

a Nevada corporation

By:       /s/ Andy Choy

Name: Andy Choy

Title: President and Chief Executive Officer

RIVIERA BLACK HAWK, INC.,

a Colorado corporation

By:       /s/ Andy Choy

Name: Andy Choy

Title: President and Chief Executive Officer

[Signature Page to Series B Amendment and Consent Agreement]

5

SCH/VII Bonds, L.L.C.,

as a Lender

By:       /s/ Marcos Alvarado

Name: Marcos Alvarado

Title: Senior Vice President

SCH/VII Bonds II, L.L.C.,

as a Lender

By:       /s/ Marcos Alvarado

Name: Marcos Alvarado

Title: Senior Vice President

SCH/VII Bonds III, L.L.C.,

as a Lender

By:       /s/ Marcos Alvarado

Name: Marcos Alvarado

Title: Senior Vice President

SCH/VII Bonds IV, L.L.C.,

as a Lender

By:       /s/ Marcos Alvarado

Name: Marcos Alvarado

Title: Senior Vice President

Desert Rock Enterprises, LLC,

as a Lender

By:       /s/ Daniel Morrell

Name: Daniel Morrell

Title: Chief Financial Officer

[Signature Page to Series B Amendment and Consent Agreement]

6

Cerberus Series Four Holdings, LLC,

as a Lender

By: Cerberus Institutional Partners, L.P. – Series Four, its Managing Member

By: Cerberus Institutional Associates, L.L.C., its General Partner

By:       /s/ Seth Plattus

Name: Seth Plattus

Title: Senior Managing Director

Strategic Value Special Situations Master Fund, L.P., as a Lender

By: SVP Special Situations LLC, its Investment Manager

By:       /s/ Lewis Schwartz

Name: Lewis Schwartz

Title: Chief Financial Officer

[Signature Page to Series B Amendment and Consent Agreement]

7

Exhibit 1

Form of Officer’s Certificate

Pursuant to Section 4(f) of the Series B Amendment and Consent Agreement, dated as of April ___, 2012 (the “Agreement”; capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Agreement), by and among RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER as identified on the signature pages thereto and those financial institutions party to the Credit Agreement as Lenders as identified on the signature pages thereto (such Lenders constituting the Required Lenders under and as defined in the Credit Agreement), the undersigned, acting solely in his capacity as Chief Executive Officer of the Borrower, and not in his individual capacity, hereby certifies as follows:

1. On or prior to the date hereof, the Borrower has deposited the Transaction Proceeds less the Excluded Amount into the following segregated deposit account in the name of the Borrower (the “Segregated Account”)

Name of Bank: ___________________________

City/State of Bank: ___________________________

ABA Number of Bank: ___________________________

Name of Account: ___________________________

Account Number at Bank: ___________________________;

2. The Borrower shall not withdraw such portion of the Transaction Proceeds from the Segregated Account or invest, expend or use such Transaction Proceeds in any manner without obtaining the prior written consent of the Required Lenders; and

3. Subject to the Intercreditor Agreement, the Borrower shall use commercially reasonable efforts to enter into (as soon as reasonably practicable, but in no event later than 30 days, after the date hereof) a Deposit Account Control Agreement with the Administrative Agent (for the benefit of the Lenders) and the applicable deposit bank with respect to the Segregated Account.

IN WITNESS WHEREOF, the undersigned has hereunto executed this officer’s certificate as of the date set forth below.

By: ________________________________

Name: Andy Choy

Title: Chief Executive Officer

Date: April ___, 2012